Exhibit 99.1
FOR IMMEDIATE RELEASE

MaxLinear, Inc. Announces Second Quarter 2024 Financial Results

•Net revenue of $92.0 million in Q2, GAAP gross margin of 54.6% and non-GAAP gross margin of 60.2%

Carlsbad, Calif. – July 24, 2024 – MaxLinear, Inc. (Nasdaq: MXL), a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits, today announced financial results for the second quarter ended June 30, 2024.

Second Quarter Financial Highlights
GAAP basis:
•Net revenue was $92.0 million, down 3% sequentially and down 50% year-over-year.
•GAAP gross margin was 54.6%, compared to 51.7% in the prior quarter, and 55.9% in the year-ago quarter.
•GAAP operating expenses were $91.0 million in the second quarter 2024, or 99% of net revenue, compared to $123.9 million in the prior quarter, or 130% of net revenue, and $108.8 million in the year-ago quarter, or 59% of net revenue.
•GAAP loss from operations was 44% of net revenue, compared to loss from operations of 78% of net revenue in the prior quarter, and loss from operations of 3% of net revenue in the year-ago quarter.
•Net cash flow used in operating activities was $2.7 million, compared to net cash flow provided by operating activities of $16.0 million in the prior quarter, and net cash flow provided by operating activities of $30.6 million in the year-ago quarter.
•GAAP diluted loss per share was $0.47, compared to diluted loss per share of $0.88 in the prior quarter, and diluted loss per share of $0.05 in the year-ago quarter.
Non-GAAP basis:
•Non-GAAP gross margin was 60.2%. This compares to 60.6% in the prior quarter, and 61.0% in the year-ago quarter.
•Non-GAAP operating expenses were $74.8 million, or 81% of net revenue, compared to $74.8 million or 78% of net revenue in the prior quarter, and $82.5 million or 45% of net revenue in the year-ago quarter.
•Non-GAAP loss from operations was 21% of net revenue, compared to loss of 18% in the prior quarter, and income of 16% in the year-ago quarter.
•Non-GAAP diluted loss per share was $0.25, compared to loss of $0.21 in the prior quarter, and earnings of $0.34 in the year-ago quarter.
Management Commentary

“In conclusion, we are excited and confident in our progress in the infrastructure market with our wireless and optical interconnect products, even as we await a broadband recovery,” said Kishore Seendripu, PhD, Chairman and CEO. “In addition, our Ethernet, storage, Wi-Fi7, and fiber PON gateway products are all in the market today addressing additional new TAM, have strong customer traction, and are poised for meaningful growth. We are optimizing our efforts around these opportunities, which will be transformative for our future business while driving maximum value for our customers and shareholders.”
Third Quarter 2024 Business Outlook

The company expects net revenue in the third quarter of 2024 to be approximately $70 million to $90 million. The Company also estimates the following:
•GAAP gross margin of approximately 52.5% to 55.5%;

•Non-GAAP gross margin of approximately 57.0% to 60.0%;
•GAAP operating expenses of approximately $102 million to $108 million;
•Non-GAAP operating expenses of approximately $70 million to $76 million;
•GAAP and non-GAAP interest and other expense of approximately $0 to $2.0 million each; and
•GAAP and non-GAAP diluted share count of approximately 84.1 million each.

Webcast and Conference Call
MaxLinear will host its second quarter financial results conference call today, July 24, 2024 at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). To access this call, dial US toll free: 1-877-407-3109 / International: 1-201-493-6798. A live webcast of the conference call will be accessible from the investor relations section of the MaxLinear website at https://investors.maxlinear.com, and will be archived and available after the call at https://investors.maxlinear.com until August 7, 2024. A replay of the conference call will also be available until August 7, 2024 by dialing US toll free: 1-877-660-6853 / International: 1-201-612-7415 and Conference ID#: 13747243.

Cautionary Note Concerning Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning our future financial performance (including our current guidance for third quarter 2024 net revenue, and GAAP and non-GAAP amounts for each of the following: gross margins, operating expenses, interest and other expenses, and diluted share counts); our potential growth and revenue opportunities; market trends; settlement of bonus awards for our 2024 performance period; and statements by our Chairman and CEO. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements and our future financial performance and operating results forecasts generally. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. In particular, our future operating results are substantially dependent on our assumptions about market trends and conditions. Additional risks and uncertainties affecting our business, future operating results and financial condition include, without limitation; risks relating to our terminated merger with Silicon Motion and related arbitration and class action complaint and the risks related to potential payment of damages; the effect of intense and increasing competition; impacts of global economic conditions; the cyclical nature of the semiconductor industry; a significant variance in our operating results and impact on volatility in our stock price, and our ability to sustain our current level of revenue, which has declined, and/or manage future growth effectively, and the impact of excess inventory in the channel on our customers’ expected demand for certain of our products; the geopolitical and economic tensions among the countries in which we conduct business; increased tariffs, export controls or imposition of other trade barriers; our ability to obtain or retain government authorization to export certain of our products or technology; risks related to the loss of, or a significant reduction in orders from major customers; costs of legal proceedings or potential violations of regulations; information technology failures; a decrease in the average selling prices of our products; failure to penetrate new applications and markets; development delays and consolidation trends in our industry; inability to make substantial research and development investments; delays or expenses caused by undetected defects or bugs in our products; substantial quarterly and annual fluctuations in our revenue and operating results; failure to timely develop and introduce new or enhanced products; order and shipment uncertainties; failure to accurately predict our future revenue and appropriately budget expenses; lengthy and expensive customer qualification processes; customer product plan cancellations; failure to maintain compliance with government regulations; failure to attract and retain qualified personnel; any adverse impact of rising interest rates on us, our customers, and our distributors and related demand; risks related to compliance with privacy, data protection and cybersecurity laws and regulations; risks related to conforming our products to industry standards; risks related to business acquisitions and investments; claims of intellectual property infringement; our ability to protect our intellectual property; risks related to security vulnerabilities of our products; use of open source software in our products; and failure to manage our relationships with, or negative impacts from, third parties.
In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in our filings with the Securities and Exchange Commission (SEC), including our Current Reports on Form 8-K, as well as the information to be set forth under the caption "Risk Factors" in MaxLinear's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2024. All forward-looking statements are based on the estimates, projections and assumptions of management as of July 24, 2024, and MaxLinear is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financial Measures

To supplement our unaudited consolidated financial statements presented on a basis consistent with GAAP, we disclose certain non-GAAP financial measures, including non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating expenses as a percentage of net revenue, non-GAAP income (loss) from operations as percentage of revenue, non-GAAP interest and other expenses, non-GAAP diluted earnings (loss) per share, and non-GAAP diluted share count. These supplemental measures exclude the effects of (i) stock-based compensation expense; (ii) accruals related to our performance-based bonus plan for 2024, which we intend to settle in shares of our common stock; (iii) accruals related to our performance-based bonus plan for 2023, which we settled in shares of common stock in February 2024; (iv) amortization of purchased intangible assets; (v) research and development funded by others; (vi) acquisition and integration costs related to our acquisitions, including costs incurred related to the termination of the previously pending (now terminated) merger with Silicon Motion; (vii) impairment of intangible assets; (viii) severance and other restructuring charges; (ix) other non-recurring interest and other income (expenses), net attributable to acquisitions; and (x) non-cash income tax benefits and expenses. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for the comparable GAAP financial measures. Non-GAAP financial measures are subject to limitations, and should be read only in conjunction with the company’s consolidated financial statements prepared in accordance with GAAP. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures presented by other companies. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our

GAAP results of operations. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance.
We believe that non-GAAP financial measures can provide useful information to both management and investors by excluding certain non-cash and other one-time expenses that we believe are not indicative of our core operating results. Among other uses, our management uses non-GAAP measures to compare our performance relative to forecasts and strategic plans and to benchmark our performance externally against competitors. In addition, management’s incentive compensation will be determined in part using these non-GAAP measures because we believe non-GAAP measures better reflect our core operating performance.
The following are explanations of each type of adjustment that we incorporate into non-GAAP financial measures:
Stock-based compensation expense relates to equity incentive awards granted to our employees, directors, and consultants. Our equity incentive plans are important components of our employee incentive compensation arrangements and are reflected as expenses in our GAAP results. Stock-based compensation expense has been and will continue to be a significant recurring expense for MaxLinear. While we include the dilutive impact of equity awards in weighted average shares outstanding, the expense associated with stock-based awards reflects a non-cash charge that we exclude from non-GAAP net income or loss.
Performance-based equity consists of accruals related to our executive and non-executive bonus programs, and have been excluded from our non-GAAP net income or loss for all periods reported. Bonus payments for the 2023 performance periods were settled through the issuance of shares of common stock under our equity incentive plans in February 2024. We currently expect that bonus awards under our fiscal 2024 program will be settled in common stock in the first quarter of fiscal 2025.
Expenses incurred in relation to acquisitions include amortization of purchased intangible assets, acquisition and integration costs primarily consisting of professional and consulting fees, including costs incurred related to the termination of the previously pending (now terminated) merger with Silicon Motion; and accretion of discount on contingent consideration to interest expense.
Research and development funded by others represents proceeds received under contracts for jointly funded R&D projects to develop technology that may be commercialized into a product in the future. Initially such proceeds may not yet be recognized in GAAP results if, pursuant to contract terms, the Company may be required to repay all or a portion of the funds provided by the other party under certain conditions. Management believes it is not probable that it will trigger such conditions. Once such conditions have been resolved, the proceeds are recognized in GAAP results, and accordingly, reversed from non-GAAP results.
Impairment losses are related to abandonment of acquired or purchased intangible assets.
Restructuring charges incurred are related to our restructuring plans which eliminate redundancies and primarily include severance and restructuring costs related to impairment of leased right-of-use assets or from exiting certain facilities.
Income tax benefits and expense adjustments are those that do not affect cash income taxes payable.
Reconciliations of non-GAAP measures for the historic periods disclosed in this press release appear below. Because of the inherent uncertainty associated with our ability to project future charges, we are also unable to predict their probable significance, particularly related to stock-based compensation and its related tax effects as well as potential impairments, a quantitative reconciliation is not available without unreasonable efforts and accordingly, in reliance on the exception provided by Item 10(e)(1)(i)(B) of Regulation S-K, we have not provided a reconciliation for non-GAAP guidance provided for the third quarter 2024.
About MaxLinear, Inc.
MaxLinear, Inc. (Nasdaq:MXL) is a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits for access and connectivity, wired and wireless infrastructure, and industrial and multi-market applications. MaxLinear is headquartered in Carlsbad, California. For more information, please visit www.maxlinear.com.
MXL is MaxLinear’s registered trademark. Other trademarks appearing herein are the property of their respective owners.

MaxLinear, Inc. Investor Relations Contact:
Leslie Green
Tel: +1 650-312-9060
lgreen@maxlinear.com

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended
	June 30, 2024	March 31, 2024	June 30, 2023
Net revenue	$91,990	$95,269	$183,938
Cost of net revenue	41,804	46,001	81,065
Gross profit	50,186	49,268	102,873
Operating expenses:
Research and development	56,541	64,766	70,657
Selling, general and administrative	33,600	36,488	33,717
Restructuring charges	865	22,630	4,436
Total operating expenses	91,006	123,884	108,810
Loss from operations	(40,820)	(74,616)	(5,937)
Interest income	1,871	1,822	1,903
Interest expense	(2,706)	(2,711)	(2,591)
Other income (expense), net	329	1,434	1,865
Total other income (expense), net	(506)	545	1,177
Loss before income taxes	(41,326)	(74,071)	(4,760)
Income tax benefit	(2,060)	(1,762)	(409)
Net loss	$(39,266)	$(72,309)	$(4,351)
Net loss per share:
Basic	$(0.47)	$(0.88)	$(0.05)
Diluted	$(0.47)	$(0.88)	$(0.05)
Shares used to compute net loss per share:
Basic	83,477	82,349	80,446
Diluted	83,477	82,349	80,446

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Six Months Ended
	June 30, 2024	June 30, 2023
Net revenue	$187,259	$432,380
Cost of net revenue	87,805	189,200
Gross profit	99,454	243,180
Operating expenses:
Research and development	121,307	137,948
Selling, general and administrative	70,088	72,370
Impairment losses	—	2,438
Restructuring charges	23,495	9,084
Total operating expenses	214,890	221,840
Income (loss) from operations	(115,436)	21,340
Interest income	3,693	2,536
Interest expense	(5,417)	(5,078)
Other income (expense), net	1,763	1,541
Total other income (expense), net	39	(1,001)
Income (loss) before income taxes	(115,397)	20,339
Income tax provision (benefit)	(3,822)	15,157
Net income (loss)	$(111,575)	$5,182
Net income (loss) per share:
Basic	$(1.35)	$0.06
Diluted	$(1.35)	$0.06
Shares used to compute net income (loss) per share:
Basic	82,913	79,961
Diluted	82,913	81,520

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	June 30, 2024	March 31, 2024	June 30, 2023
Operating Activities
Net loss	$(39,266)	$(72,309)	$(4,351)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Amortization and depreciation	13,600	16,684	18,707
Amortization of debt issuance costs and accretion of discount on debt and leases	665	688	625
Stock-based compensation	17,359	17,061	17,197
Deferred income taxes	(2,053)	(2,685)	758
Loss on disposal of property and equipment	55	390	2,001
Unrealized holding gain on investments	—	—	(1,807)
Impairment of leased right-of-use assets	700	2,038	—
(Gain) loss on extinguishment of lease liabilities	16	(569)	—
Gain on foreign currency and other	(398)	(968)	(209)
Excess tax benefits on stock based awards	(152)	(1,367)	(791)
Changes in operating assets and liabilities:
Accounts receivable, net	41,290	44,389	33,098
Inventory	1,387	3,783	23,433
Prepaid expenses and other assets	1,281	(2,044)	(1,314)
Accounts payable, accrued expenses and other current liabilities	(24,280)	12,009	(26,378)
Accrued compensation	(5,855)	8,707	(3,348)
Accrued price protection liability	(3,603)	(6,451)	(23,164)
Lease liabilities	(2,540)	(2,505)	(2,914)
Other long-term liabilities	(902)	(881)	(965)
Net cash provided by (used in) operating activities	(2,696)	15,970	30,578
Investing Activities
Purchases of property and equipment	(3,013)	(8,342)	(5,037)
Purchases of intangible assets	(2,775)	(368)	(4,894)
Cash used in acquisitions, net of cash acquired	—	—	(2,719)
Net cash used in investing activities	(5,788)	(8,710)	(12,650)
Financing Activities
Net proceeds from issuance of common stock	1,579	—	3,073
Minimum tax withholding paid on behalf of employees for restricted stock units	447	(2,103)	(2,965)
Net cash provided by (used in) financing activities	2,026	(2,103)	108
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(335)	(583)	(1,229)
Increase (decrease) in cash, cash equivalents and restricted cash	(6,793)	4,574	16,807
Cash, cash equivalents and restricted cash at beginning of period	192,930	188,356	208,836
Cash, cash equivalents and restricted cash at end of period	$186,137	$192,930	$225,643

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Six Months Ended
	June 30, 2024	June 30, 2023
Operating Activities
Net income (loss)	$(111,575)	$5,182
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Amortization and depreciation	30,284	37,909
Impairment losses	—	2,438
Amortization of debt issuance costs and accretion of discount on debt and leases	1,353	1,173
Stock-based compensation	34,420	33,645
Deferred income taxes	(4,738)	8,886
Loss on disposal of property and equipment	445	2,041
Unrealized holding gain on investments	—	(1,959)
Impairment of leased right-of-use assets	2,738	—
Gain on extinguishment of lease liabilities	(553)	—
(Gain) loss on foreign currency	(1,366)	153
Excess tax benefits on stock-based awards	(1,519)	(1,298)
Changes in operating assets and liabilities:
Accounts receivable, net	85,679	16,167
Inventory	5,170	34,392
Prepaid expenses and other assets	(763)	(5,652)
Accounts payable, accrued expenses and other current liabilities	(12,271)	(27,264)
Accrued compensation	2,852	3,862
Accrued price protection liability	(10,054)	(33,041)
Lease liabilities	(5,045)	(6,009)
Other long-term liabilities	(1,783)	2,112
Net cash provided by operating activities	13,274	72,737
Investing Activities
Purchases of property and equipment	(11,355)	(10,253)
Purchases of intangible assets	(3,143)	(5,524)
Cash used in acquisitions, net of cash acquired	—	(12,384)
Net cash used in investing activities	(14,498)	(28,161)
Financing Activities
Net proceeds from issuance of common stock	1,579	3,076
Minimum tax withholding paid on behalf of employees for restricted stock units	(1,656)	(9,138)
Net cash used in financing activities	(77)	(6,062)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(918)	(1,228)
Increase (decrease) in cash, cash equivalents and restricted cash	(2,219)	37,286
Cash, cash equivalents and restricted cash at beginning of period	188,356	188,357
Cash, cash equivalents and restricted cash at end of period	$186,137	$225,643

MAXLINEAR, INC.
UNAUDITED GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	June 30, 2024	March 31, 2024	June 30, 2023
Assets
Current assets:
Cash and cash equivalents	$185,108	$191,882	$224,579
Short-term restricted cash	1,006	1,028	1,042
Short-term investments	—	—	20,488
Accounts receivable, net	84,940	126,230	155,834
Inventory	94,738	96,125	126,152
Prepaid expenses and other current assets	31,789	29,414	26,396
Total current assets	397,581	444,679	554,491
Long-term restricted cash	23	20	22
Property and equipment, net	65,422	68,338	73,845
Leased right-of-use assets	24,883	27,468	35,112
Intangible assets, net	61,786	64,939	91,203
Goodwill	318,588	318,588	318,456
Deferred tax assets	74,228	72,176	56,757
Other long-term assets	30,686	34,417	31,594
Total assets	$973,197	$1,030,625	$1,161,480

Liabilities and stockholders’ equity
Current liabilities	$190,277	$223,854	$241,729
Long-term lease liabilities	21,522	23,897	30,712
Long-term debt	122,684	122,529	122,064
Other long-term liabilities	21,459	22,362	20,928
Stockholders’ equity	617,255	637,983	746,047
Total liabilities and stockholders’ equity	$973,197	$1,030,625	$1,161,480

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Three Months Ended
	June 30, 2024	March 31, 2024	June 30, 2023
GAAP gross profit	$50,186	$49,268	$102,873
Stock-based compensation	173	181	246
Performance based equity	(37)	72	(16)
Amortization of purchased intangible assets	5,089	8,221	9,117
Non-GAAP gross profit	55,411	57,742	112,220

GAAP R&D expenses	56,541	64,766	70,657
Stock-based compensation	(10,088)	(10,441)	(12,237)
Performance based equity	1,789	(4,929)	273
Research and development funded by others	—	(1,000)	(1,000)
Non-GAAP R&D expenses	48,242	48,396	57,693

GAAP SG&A expenses	33,600	36,488	33,717
Stock-based compensation	(7,097)	(6,439)	(4,713)
Performance based equity	722	(2,427)	193
Amortization of purchased intangible assets	(592)	(591)	(709)
Acquisition and integration costs	(102)	(664)	(3,714)
Non-GAAP SG&A expenses	26,531	26,367	24,774

GAAP restructuring expenses	865	22,630	4,436
Restructuring charges	(865)	(22,630)	(4,436)
Non-GAAP restructuring expenses	—	—	—

GAAP loss from operations	(40,820)	(74,616)	(5,937)
Total non-GAAP adjustments	21,458	57,595	35,690
Non-GAAP income (loss) from operations	(19,362)	(17,021)	29,753

GAAP interest and other income (expense), net	(506)	545	1,177
Non-recurring interest and other income (expense), net	65	73	68
Non-GAAP interest and other income (expense), net	(441)	618	1,245

GAAP loss before income taxes	(41,326)	(74,071)	(4,760)
Total non-GAAP adjustments	21,523	57,668	35,758
Non-GAAP income (loss) before income taxes	(19,803)	(16,403)	30,998

GAAP income tax benefit	(2,060)	(1,762)	(409)
Adjustment for non-cash tax benefits/expenses	3,205	2,762	3,508
Non-GAAP income tax provision	1,145	1,000	3,099

GAAP net loss	(39,266)	(72,309)	(4,351)
Total non-GAAP adjustments before income taxes	21,523	57,668	35,758
Less: total tax adjustments	3,205	2,762	3,508
Non-GAAP net income (loss)	$(20,948)	$(17,403)	$27,899

Shares used in computing GAAP and non-GAAP basic net income (loss) per share	83,477	82,349	80,446
Shares used in computing GAAP diluted net loss per share	83,477	82,349	80,446
Dilutive common stock equivalents	—	—	1,252
Shares used in computing non-GAAP diluted net income (loss) per share	83,477	82,349	81,698
Non-GAAP basic net income (loss) per share	$(0.25)	$(0.21)	$0.35
Non-GAAP diluted net income (loss) per share	$(0.25)	$(0.21)	$0.34

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Six months ended
	June 30, 2024	June 30, 2023
GAAP gross profit	$99,454	$243,180
Stock-based compensation	354	456
Performance based equity	35	75
Amortization of purchased intangible assets	13,310	18,438
Non-GAAP gross profit	113,153	262,149

GAAP R&D expenses	121,307	137,948
Stock-based compensation	(20,529)	(23,692)
Performance based equity	(3,140)	(3,362)
Research and development funded by others	(1,000)	(2,000)
Non-GAAP R&D expenses	96,638	108,894

GAAP SG&A expenses	70,088	72,370
Stock-based compensation	(13,536)	(9,497)
Performance based equity	(1,705)	(1,551)
Amortization of purchased intangible assets	(1,183)	(1,637)
Acquisition and integration costs	(766)	(5,315)
Non-GAAP SG&A expenses	52,898	54,370

GAAP impairment losses	—	2,438
Impairment losses	—	(2,438)
Non-GAAP impairment losses	—	—

GAAP restructuring expenses	23,495	9,084
Restructuring charges	(23,495)	(9,084)
Non-GAAP restructuring expenses	—	—

GAAP income (loss) from operations	(115,436)	21,340
Total non-GAAP adjustments	79,053	77,545
Non-GAAP income (loss) from operations	(36,383)	98,885

GAAP interest and other income (expense), net	39	(1,001)
Non-recurring interest and other income (expense), net	138	179
Non-GAAP interest and other income (expense), net	177	(822)

GAAP income (loss) before income taxes	(115,397)	20,339
Total non-GAAP adjustments	79,191	77,724
Non-GAAP income (loss) before income taxes	(36,206)	98,063

GAAP income tax provision (benefit)	(3,822)	15,157
Adjustment for non-cash tax benefits/expenses	5,967	(5,351)
Non-GAAP income tax provision	2,145	9,806

GAAP net income (loss)	(111,575)	5,182
Total non-GAAP adjustments before income taxes	79,191	77,724
Less: total tax adjustments	5,967	(5,351)
Non-GAAP net income (loss)	$(38,351)	$88,257

Shares used in computing GAAP and non-GAAP basic net income (loss) per share	82,913	79,961
Shares used in computing GAAP diluted net income (loss) per share	82,913	81,520
Dilutive common stock equivalents	—	—
Shares used in computing non-GAAP diluted net income (loss) per share	82,913	81,520
Non-GAAP basic net income (loss) per share	$(0.46)	$1.10
Non-GAAP diluted net income (loss) per share	$(0.46)	$1.08

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
AS A PERCENTAGE OF NET REVENUE

	Three Months Ended
	June 30, 2024	March 31, 2024	June 30, 2023
GAAP gross margin	54.6%	51.7%	55.9%
Stock-based compensation	0.2%	0.2%	0.1%
Performance based equity	—%	0.1%	—%
Amortization of purchased intangible assets	5.5%	8.6%	5.0%
Non-GAAP gross margin	60.2%	60.6%	61.0%

GAAP R&D expenses	61.5%	68.0%	38.4%
Stock-based compensation	(11.0)%	(11.0)%	(6.7)%
Performance based equity	1.9%	(5.2)%	0.2%
Research and development funded by others	—%	(1.1)%	(0.5)%
Non-GAAP R&D expenses	52.4%	50.8%	31.4%

GAAP SG&A expenses	36.5%	38.3%	18.3%
Stock-based compensation	(7.7)%	(6.8)%	(2.6)%
Performance based equity	0.8%	(2.6)%	0.1%
Amortization of purchased intangible assets	(0.6)%	(0.6)%	(0.4)%
Acquisition and integration costs	(0.1)%	(0.7)%	(2.0)%
Non-GAAP SG&A expenses	28.8%	27.7%	13.5%

GAAP restructuring expenses	0.9%	23.8%	2.4%
Restructuring charges	(0.9)%	(23.8)%	(2.4)%
Non-GAAP restructuring expenses	—%	—%	—%

GAAP loss from operations	(44.4)%	(78.3)%	(3.2)%
Total non-GAAP adjustments	23.3%	60.5%	19.4%
Non-GAAP income (loss) from operations	(21.1)%	(17.9)%	16.2%

GAAP interest and other income (expense), net	(0.6)%	0.6%	0.6%
Non-recurring interest and other income (expense), net	0.1%	0.1%	—%
Non-GAAP interest and other income (expense), net	(0.5)%	0.7%	0.6%

GAAP loss before income taxes	(44.9)%	(77.8)%	(2.6)%
Total non-GAAP adjustments before income taxes	23.4%	60.5%	19.4%
Non-GAAP income (loss) before income taxes	(21.5)%	(17.2)%	16.9%

GAAP income tax benefit	(2.2)%	(1.9)%	(0.2)%
Adjustment for non-cash tax benefits/expenses	3.5%	2.9%	1.9%
Non-GAAP income tax provision	1.2%	1.1%	1.7%

GAAP net loss	(42.7)%	(75.9)%	(2.4)%
Total non-GAAP adjustments before income taxes	23.4%	60.5%	19.4%
Less: total tax adjustments	3.5%	2.9%	1.9%
Non-GAAP net income (loss)	(22.8)%	(18.3)%	15.2%

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
AS A PERCENTAGE OF NET REVENUE

	Six months ended
	June 30, 2024	June 30, 2023
GAAP gross margin	53.1%	56.2%
Stock-based compensation	0.2%	0.1%
Performance based equity	—%	—%
Amortization of purchased intangible assets	7.1%	4.3%
Non-GAAP gross margin	60.4%	60.6%

GAAP R&D expenses	64.8%	31.9%
Stock-based compensation	(11.0)%	(5.5)%
Performance based equity	(1.7)%	(0.8)%
Research and development funded by others	(0.5)%	(0.5)%
Non-GAAP R&D expenses	51.6%	25.2%

GAAP SG&A expenses	37.4%	16.7%
Stock-based compensation	(7.2)%	(2.2)%
Performance based equity	(0.9)%	(0.4)%
Amortization of purchased intangible assets	(0.6)%	(0.4)%
Acquisition and integration costs	(0.4)%	(1.2)%
Non-GAAP SG&A expenses	28.3%	12.6%

GAAP impairment losses	—%	0.6%
Impairment losses	—%	(0.6)%
Non-GAAP impairment losses	—%	—%

GAAP restructuring expenses	12.6%	2.1%
Restructuring charges	(12.6)%	(2.1)%
Non-GAAP restructuring expenses	—%	—%

GAAP income (loss) from operations	(61.7)%	4.9%
Total non-GAAP adjustments	42.2%	17.9%
Non-GAAP income (loss) from operations	(19.4)%	22.9%

GAAP interest and other income (expense), net	—%	(0.2)%
Non-recurring interest and other income (expense), net	0.1%	—%
Non-GAAP interest and other income (expense), net	0.1%	(0.2)%

GAAP income (loss) before income taxes	(61.6)%	4.7%
Total non-GAAP adjustments	42.3%	18.0%
Non-GAAP income (loss) before income taxes	(19.3)%	22.7%

GAAP income tax provision (benefit)	(2.0)%	3.5%
Adjustment for non-cash tax benefits/expenses	3.2%	(1.2)%
Non-GAAP income tax provision	1.2%	2.3%

GAAP net income (loss)	(59.6)%	1.2%
Total non-GAAP adjustments before income taxes	42.3%	18.0%
Less: total tax adjustments	3.2%	(1.2)%
Non-GAAP net income (loss)	(20.5)%	20.4%